Harbor Global Value Fund Summary Prospectus - March 1, 2011	Institutional Class HAGVX Administrative Class HRGVX Investor Class HIGVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2011, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Administrative Class	Investor Class
Redemption Fee (applicable to shares held less than 60 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[1]	0.31%	0.31%	0.43%
Total Annual Fund Operating Expenses[1]	1.16%	1.41%	1.53%
Expense Reimbursement[2]	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.25%	1.37%
[1]	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.
[2]	The Adviser has contractually agreed to limit the Fund’s operating expenses through February 29, 2012. Only the Board of Trustees may modify or terminate this agreement.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$102	$353	$623	$1,395
Administrative	$127	$431	$756	$1,677
Investor	$139	$468	$819	$1,810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 51%.

Principal Investment Strategy

Principal Style Characteristics: Companies throughout the world exhibiting strong value characteristics on a relative basis

The Fund invests primarily in equity securities, principally common stocks of companies located throughout the world, including the United States and developed and emerging market countries. Companies in the Fund’s portfolio normally have market capitalizations in excess of $2 billion at the time of purchase.

The Subadviser employs a deep value based investment approach by seeking to identify companies that the Subadviser believes are undervalued relative to their long-term earnings power. In selecting securities for the Fund’s portfolio, the Subadviser first uses a quantitative screening process to rank U.S. and foreign companies from the least to most expensive on the basis of their global price-to-normalized earnings ratios. The Subadviser then researches those companies identified as least expensive utilizing fundamental and qualitative analysis to determine whether the problems that caused the company’s earnings shortfall are temporary or permanent. The Subadviser selects individual securities for investment only when it believes:

•	the company’s problems are temporary

•	management has a viable strategy to generate earnings recovery

•	there is meaningful downside protection in case the earnings recovery does not materialize.

The Fund normally sells a security when the Subadviser determines the company stock has reached its target price, the Subadviser determines there are more attractive investment opportunities before the stock reaches its target price, there is a material adverse change in the company’s business or the Subadviser’s expectations of the company’s earnings growth appear unlikely to be met.

Under normal market conditions, the Fund invests in approximately 40 to 60 companies that are economically tied to a minimum of five countries, one of which may be the U.S. The Fund does not have pre-set targets for investment in any particular country or region. Depending on the Subadviser’s assessment of the relative value of the companies identified for potential investment, the Fund may at one time invest all or substantially all of its assets in foreign companies and at

Summary Prospectus

HARBOR GLOBAL VALUE FUND

another time invest substantially in U.S. companies, although it is expected that there will normally be meaningful foreign company exposure in the portfolio. Emerging market exposure is limited to 10 % of the Fund’s total assets, determined at the time of purchase.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market risk: The individual stocks in which the Fund has invested or overall stock markets in which they trade may decline in value. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular company’s stock could be incorrect.

Foreign securities risk: The Fund invests primarily in securities of foreign companies. Because of this, there is a greater risk that the Fund’s share price will fluctuate more than if the Fund invested in domestic issuers. Foreign issuers are sometimes less liquid and harder to value than securities of U.S. issuers. In addition, foreign brokerage and custodian fees may be higher than those in the U.S. Prices of foreign securities may go down and the Fund may lose money as a result of the following:

•

Unfavorable foreign government actions, such as excessive taxation or currency controls; political, economic or market instability; or the absence of accurate information about foreign companies due in part to different financial accounting and regulatory standards.

•	A decline in the value of foreign currencies relative to the U.S. dollar may reduce the unhedged value of securities denominated in those currencies.

Emerging market risk: The foreign securities risks are more significant for issuers in emerging market countries such as those in Eastern Europe, Latin America and the Pacific Basin. Additional risks include immature economic structure and less developed and more thinly-traded securities markets.

Smaller cap risk: The Fund’s performance may be more volatile because it may invest in smaller cap stocks. Smaller companies may have limited product lines, market and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Concentration risk: Because the Fund typically invests in approximately 40 to 60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	32.17%	2nd/2009
Worst Quarter	-27.07%	4th/2008

Average Annual Total Returns — As of December 31, 2010

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 08-07-2006)
Before Taxes	10.92%	N/A	N/A	-5.55%
After Taxes on Distributions	10.82%	N/A	N/A	-5.89%
After Taxes on Distributions and Sale of Fund Shares	7.03%	N/A	N/A	-4.65%
Administrative Class (inception date 08-07-2006)
Before Taxes	10.62%	N/A	N/A	-5.79%
Investor Class (inception date 08-07-2006)
Before Taxes	10.50%	N/A	N/A	-5.93%
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI World	11.76%	N/A	N/A	1.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

Summary Prospectus

HARBOR GLOBAL VALUE FUND

depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Pzena Investment Management, LLC has subadvised the Fund since its inception in 2006.

Portfolio Managers

Caroline Cai Pzena Investment Management, LLC

Ms. Cai is a Principal and Portfolio Manager at Pzena Investment Management and has co-managed the Fund since 2009.

John Goetz Pzena Investment Management, LLC

Mr. Goetz is a Managing Principal, Portfolio Manager and Co-Chief Investment Officer of Pzena Investment Management and has co-managed the Fund since its inception in 2006.

Michael Peterson Pzena Investment Management, LLC

Mr. Peterson is a Managing Principal and Portfolio Manager at Pzena Investment Management and has co-managed the Fund since its inception in 2006.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

Distributions you receive from the fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus
March 1, 2011

Harbor Global Value Fund

Institutional Class	Administrative Class	Investor Class
HAGVX	HRGVX	HIGVX

FD.P.27.GV.0311 02/2011/2,878

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

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